April 14, 1999




Foreland Corporation
143 Union Boulevard
Suite 200
Lakewood, CO  80228

Re:  Deferral of Principal Payment; Forbearance

Gentlemen:

You ("Borrowers") and we ("EIF") are parties to a Financing Agreement dated January 6, 1998, as amended by First Amendment to Financing Agreement dated August 10, 1998, and as further amended by Second Amendment to Financing Agreement dated February 4, 1999 (as amended, the "Financing Agreement"), providing that we will make certain loans to you under the conditions and subject to the terms set forth in the Financing Agreement.

Payment Default. Borrowers have failed to make the principal payments due on April 1, 1999 under the Refinancing Loan, the Acquisition Loan and the Development Loan in the aggregate amount of $338,095.53. Borrowers have requested that EIF defer this payment.

EIF is willing to agree to this request, subject to the conditions set forth in this letter. Borrowers shall make the regularly scheduled payments as set forth in the new amortization schedule attached to this letter as Exhibit A.
Borrowers and EIF acknowledge that this new amortization schedule reflects the changes set forth in this letter, and that Borrowers have accepted the new schedule in substitution for the existing schedules that are currently attached to the Notes.

Covenant Defaults. (i) The financial covenants set forth in Sections 7.23(a), 7.23(b), 7.23(c) and 7.23(d) and (ii) the collateral/indebtedness ratio covenant set forth in Section 2.14 of the Financing Agreement require Borrowers to maintain certain ratios and percentages as to equity, current assets to current liabilities, net income to total debt service expense and collateral value to debt by April 1, 1999, but Borrowers were not in compliance with these covenants as of that date. EIF agrees to waive compliance until May 15, 1999.

EIF further agrees to waive Borrowers' compliance with Section 7.39(c) of the Financing Agreement regarding consummation of a Qualified Offering until May 15, 1999.

Release. To induce EIF to execute this letter and to agree to the forbearance described in this letter, Borrowers represent and warrant that no Borrower has any claims, counterclaims, setoffs, actions or causes of action of any kind or nature whatsoever against EIF, its directors, officers, partners, employees, agents, attorneys, legal representatives, successors or assigns, directly or indirectly, arising out of, based upon or in any manner connected with any "Prior Related Event" (as hereinbelow defined), and hereby releases, discharges and forever waives and relinquishes any and all such claims, counterclaims, setoffs, actions and causes of action against EIF, whether known or unknown, asserted or unasserted, established or unestablished, determined or undetermined, proven or unproven, absolute or inchoate or contingent, held individually or jointly, arising directly, indirectly, derivatively or in any other manner, from the beginning of the world to the date hereof. As used herein the term "Prior Related Event" means any transaction, event, circumstance, action, failure to act, or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun, prior to the date hereof, and occurred, existed, was taken, was permitted or begun in accordance with, pursuant to, or by virtue of, any of the terms of any of the Loan Documents, or which was related or connected in any manner, directly or indirectly, to the Loans or any of the Loan Documents. Nothing contained herein shall be construed to release EIF from liability for any acts after the date of execution of this release. Neither the offer of this release by Borrowers nor its acceptance by EIF shall constitute an acknowledgment of or admission by EIF of liability for any matter or a precedent upon which any liability may be asserted.

Any waivers by EIF are limited to the circumstances described in this letter and will not be deemed to be a waiver of any other provision of the Financing Agreement, except as expressly set forth herein. Borrowers hereby expressly acknowledge that failure by EIF to enforce its rights under these sections of the Financing Agreement in the past does not entitle Borrowers to any such forbearance under these or any other sections of the Financing Agreement in the future.

Borrowers further agree that it shall be an Event of Default (as that term is defined in the Financing Agreement) if Borrowers fail to comply with the conditions set forth above, and that EIF shall be entitled to exercise any and all remedies available to it upon the happening of an Event of Default.

All capitalized terms used in this letter that are not otherwise defined herein shall have the meanings ascribed to them in the Financing Agreement. If the foregoing accurately reflects your understanding of our agreement, please execute a copy of this letter and return it to us.

Sincerely yours,

ENERGY INCOME FUND, L.P.

By:  EIF General Partner, L.L.C.,
        its General Partner
By /s/ Steven P. McDonald
    Vice President


ACKNOWLEDGED AND AGREED:

FORELAND CORPORATION
By /s/ N. Thomas Steele
       President

EAGLE SPRINGS PRODUCTION LIMITED-LIABILITY COMPANY
By /s/ N. Thomas Steele
       Manager

FORELAND REFINING CORPORATION
By /s/ Bruce C. Decker
       President

FORELAND ASPHALT CORPORATION
By /s/ Bruce C. Decker
       President

FORELAND ASSET CORPORATION
By /s/ Bruce C. Decker
      President


FORELAND TRANSPORTATION, INC.
By /s/Bruce C. Decker
      President


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                                          Foreland Corporation
                                   Combined Loan Amortization Schedule
                                             January 9, 1998


                     Beginning      Ending     |------------Payments---------------------|
 Days      Date      Principal     Principal      Interest         Principal        Total

       9-Jan-98              -  5,425,279.34             -               -              -
   23  1-Feb-98   5,425,279.34  5,925,279.34     41,593.80               -      41,593.80
   28  1-Mar-98   5,925,279.34  5,925,279.34     54,969.27               -      54,969.27
   31  1-Apr-98   5,925,279.34  5,925,279.34     61,227.89               -      61,227.89
   30  1-May-98   5,925,279.34  5,925,279.34     59,252.79               -      59,252.79
   31  1-Jun-98   5,925,279.34  5,925,279.34     61,227.89               -      61,227.89
   30  1-Jul-98   5,925,279.34  5,925,279.34     59,252.79               -      59,252.79
   31  1-Aug-98   5,925,279.34 12,375,279.34     61,227.89               -      61,227.89
   31  1-Sep-98  12,375,279.34 12,375,279.34    104,227.89               -     104,227.89
   30  1-Oct-98  12,375,279.34 12,375,279.34    123,752.79               -     123,752.79
   31  1-Nov-98  12,375,279.34 12,375,279.34    127,877.89               -     127,877.89
   30  1-Dec-98  12,375,279.34 12,375,279.34    123,752.79               -     123,752.79
   31  1-Jan-99  12,375,279.34 12,375,279.34    127,877.89               -     127,877.89
   31  1-Feb-99  12,375,279.34 12,375,279.34    127,877.89               -     127,877.89
   28  1-Mar-99  12,375,279.34 12,575,279.34    115,502.61               -     115,502.61
   31  1-Apr-99  12,575,279.34 12,575,279.34    129,744.56               -     129,744.56
   30  1-May-99  12,575,279.34 12,227,842.72    125,752.79      347,436.62     473,189.41
   31  1-Jun-99  12,227,842.72 11,880,406.10    126,354.38      347,436.62     473,791.00
   30  1-Jul-99  11,880,406.10 11,532,969.48    118,804.06      347,436.62     466,240.68
   31  1-Aug-99  11,532,969.48 11,185,532.86    119,174.02      347,436.62     466,610.64
   31  1-Sep-99  11,185,532.86 10,838,096.24    115,583.84      347,436.62     463,020.46
   30  1-Oct-99  10,838,096.24 10,490,659.62    108,380.97      347,436.62     455,817.59
   31  1-Nov-99  10,490,659.62 10,143,223.00    108,403.47      347,436.62     455,840.09
   30  1-Dec-99  10,143,223.00  9,795,786.38    101,432.23      347,436.62     448,868.85
   31  1-Jan-00   9,795,786.38  9,488,438.61    101,223.14      307,347.77     408,570.91
   31  1-Feb-00   9,488,438.61  9,181,090.84     98,047.20      307,347.77     405,394.97
   29  1-Mar-00   9,181,090.84  8,873,743.07     88,750.55      307,347.77     396,098.32
   31  1-Apr-00   8,873,743.07  8,566,395.30     91,695.34      307,347.77     399,043.11
   30  1-May-00   8,566,395.30  8,259,047.53     85,663.96      307,347.77     393,011.73
   31  1-Jun-00   8,259,047.53  7,951,699.76     85,343.48      307,347.77     392,691.25
   30  1-Jul-00   7,951,699.76  7,644,351.99     79,517.01      307,347.77     386,864.78
   31  1-Aug-00   7,644,351.99  7,337,004.22     78,991.64      307,347.77     386,339.41
   31  1-Sep-00   7,337,004.22  7,029,656.45     75,815.70      307,347.77     383,163.47
   30  1-Oct-00   7,029,656.45  6,722,308.68     70,296.56      307,347.77     377,644.33
   31  1-Nov-00   6,722,308.68  6,414,960.91     69,463.85      307,347.77     376,811.62
   30  1-Dec-00   6,414,960.91  6,107,613.14     64,149.62      307,347.77     371,497.39
   31  1-Jan-01   6,107,613.14  5,853,717.16     63,112.00      253,895.98     317,007.98
   31  1-Feb-01   5,853,717.16  5,599,821.18     60,488.41      253,895.98     314,384.39
   28  1-Mar-01   5,599,821.18  5,345,925.20     52,264.99      253,895.98     306,160.97
   31  1-Apr-01   5,345,925.20  5,092,029.22     55,241.23      253,895.98     309,137.21
   30  1-May-01   5,092,029.22  4,838,133.24     50,920.31      253,895.98     304,816.29
   31  1-Jun-01   4,838,133.24  4,584,237.26     49,994.05      253,895.98     303,890.03
   30  1-Jul-01   4,584,237.26  4,330,341.28     45,842.38      253,895.98     299,738.36
   31  1-Aug-01   4,330,341.28  4,076,445.30     44,746.86      253,895.98     298,642.84
   31  1-Sep-01   4,076,445.30  3,822,549.32     42,123.27      253,895.98     296,019.25
   30  1-Oct-01   3,822,549.32  3,568,653.34     38,225.50      253,895.98     292,121.48
   31  1-Nov-01   3,568,653.34  3,314,757.36     36,876.08      253,895.98     290,772.06
   30  1-Dec-01   3,314,757.36  3,060,861.38     33,147.58      253,895.98     287,043.56
   31  1-Jan-02   3,060,861.38          0.00     31,628.90    3,060,861.38   3,092,490.28

                                             $3,896,822.00  $12,575,279.34 $16,472,101.34



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